UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006 (May 7, 2006)

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10920	02-0451017
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 926-5911

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is a copy of a joint press release issued by the Company and Thermo Electron Corporation on May 8, 2006, announcing that they have entered into an Agreement and Plan of Merger, dated as of May 7, 2006.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference in its entirety is a copy of a presentation to be made by the Company on May 8, 2006.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Joint Press Release of the Company and Thermo Electron Corporation, dated May 8, 2006.
99.2	Presentation to be made by the Company on May 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fisher Scientific International Inc.
(Registrant)

By:/s/ Kevin P. Clark‘
Date: May 8, 2006	Kevin P. Clark

Chief Financial Officer

EXHIBIT INDEX

99.1	Joint Press Release of the Company and Thermo Electron Corporation, dated May 8, 2006.
99.2	Presentation to be made by the Company on May 8, 2006.

2